Asset Acquisition	12 Months Ended
Mar. 31, 2024
Disclosure of detailed information about business combination [abstract]
Asset Acquisition [Text Block]

5. Asset Acquisition

On November 29, 2023, the Company acquired a data center in Sweden. In consideration, the Company issued 345,566 common shares of the Company to the vendor, made a cash payment totalling $647 and $500 in holdback common shares payable that are included in accounts payable and accrued liabilities as at March 31, 2024 (Note 12). The Company also incurred $141 in acquisition costs which were capitalized to the cost of the assets.

The $500 in holdback common shares payable shall be paid at the later of: (i) the six month anniversary of the closing date; and (ii) the date on which any claims made by the Company within six months of the closing date relating to a breach of warranty under the property transfer agreement have been finally settled, and shall be composed of such number of Common Shares equal to $500 less any amount payable by the Vendor to the Company in respect of such claim.

The Company determined that this transaction is an asset acquisition as the assets acquired did not constitute a business as defined by IFRS 3. The following table summarizes the consideration transferred, the estimated fair value of the identifiable assets acquired and liabilities assumed as the date of the acquisition:

Cash paid	$647
Shares issued	1,088
Holdback payable	500
Acquisition costs	141
Total consideration	$2,376

Land	$86
Building	1,587
Equipment	446
VAT receivables	360
Total assets	2,479
Current liabilities	(103)
Net assets acquired	$2,376